New Issue Marketing Materials

$ [721,372,000]

J.P. Morgan Alternative Loan Trust, 2006-S3 Certificates

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

[Wells Fargo Bank, N.A.]

Servicer

J.P. Morgan Acquisition Corp.

Sponsor and Seller

J.P. Morgan Securities Inc.

Underwriter

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 212-834-2499 (collect call) or by emailing Thomas Panagis at Thomas.m.panagis@jpmorgan.com

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset -backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

MBS Trading Desk (212) 834-2499

JPALT 2006-S3 Preliminary Term Sheet: Structural Summary                                                             June 1, 2006

Bond Summary

$[721,372,000]

(Approximate, Subject to +/- 5% Variance)

J.P. Morgan Alternative Loan Trust

Mortgage Pass-Through Certificates, Series 2006-S3

Class	Approximate Size ($)	Initial Coupon(1)	Est.WAL (yrs.) To Call(2)	Pmt. Window (Mths.) To Call	Approx. Initial C/E (%) (3)	Approx. Targeted C/E (%)(3)(4)	Expected Ratings Moody’s/S&P(3)
A-1-A A-1-B A-2 A-3 A-4 A-5 A-6 A-7 M-1 M-2 M-3 M-4 M-5 M-6 B-1 B-2 B-3

133,788,000.00 133,788,000.00 99,183,000.00 89,288,000.00 70,009,000.00 31,410,000.00 67,572,000.00 50,678,000.00 12,053,000.00 8,036,000.00 3,652,000.00 3,653,000.00 3,652,000.00 3,653,000.00 3,652,000.00 3,653,000.00 3,652,000.00

		[ ]% 1M LIBOR + [ ] [ ]% [ ]% [ ]% [ ]% [ ]% [ ]% [ ]% [ ]% [ ]% [ ]% [ ]% [ ]% [ 6.70]% [ 6.70]% [ 6.70]%	0.95 0.95 2.20 3.20 5.00 7.93 6.37 6.37 5.32 5.32 5.32 5.32 5.32 5.32 5.31 5.16 4.87

Jul06-Apr08 Jul06-Apr08 Apr08-Feb09 Feb09-Jun10 Jun10-Apr13 Apr13-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Jun14 Jul09-Feb14 Jul09-Apr13

					[14.44] [14.44] [14.44] [14.44] [14.44] [14.44] [14.44] [7.50] [5.85] [4.75] [4.25] [3.75] [3.25] [2.75] [2.25] [1.75] [1.25]	[15.00] [15.00] [15.00] [15.00] [15.00] [15.00] [15.00] [15.00] [11.70] [9.50] [8.50] [7.50] [6.50] [5.50] [4.50] [3.50] [2.50]	Aaa / AAA Aaa / AAA Aaa / AAA Aaa / AAA Aaa / AAA Aaa / AAA Aaa / AAA Aa1 / AAA Aa1 / AA+ Aa2 / AA Aa3 / AA-A1 / A+ A2 / A A3 / A Baa1/BBB+ Baa2 / BBB Baa3 / BBB

Non-Offered Certificates

CE

9,132,154.54

N/A

N/A

N/A

N/A

N/A

N/A

(1)     The coupon on all classes of certificates, except the Class A-1-B Certificates , will be fixed (subject to a cap equal to the weighted average of the net interest rates on the mortgage loans). After the optional clean-up call date, the coupons on these Certificates will increase by 0.50% in the case of the Class A Certificates (other than the Class A-1-B Certificates ) and 0.25% in the case of the Class M and Class B Certificates. The floating rate margin on the Class A-1-B Certificates will double after the optional clean-up call date if the call is not exercised. Coupons will be set at pricing to achieve par prices on each of the Certificates, subject to a maximum coupon rate of [6.70]%.

(2)    Weighted average life calculated at the pricing speed and to the date on which and the optional clean-up call is first eligible to be exercised, each as set forth in Summary of Terms below.

(3)    Ratings and credit enhancement levels subject to change upon final confirmation from Moody’s and S&P. Credit enhancement levels include the overcollateralization amount. The Class A Certificates, other than the Class A-7 Certificates , benefit from additional credit support from the Class A-7 Certificates.

(4)

Targeted credit enhancement level on any Distribution Date after the Step -Down Date on which a Trigger Event is not in effect.
Please see “Summary of Terms” herein for definitions of all capitalized terms used herein but not otherwise defined.

Structure

Overview

“Senior Certificates”: Class A-1-A, Class A-1-B, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates

·

Interest will accrue on the Class A-1-A Certificates at a fixed rate, subject to a cap equal to the weighted average of the net interest rates on the mortgage loans (the “Net WAC Rate”), on a 30/360 basis with 0 days delay.

·

Interest will accrue on the Class A-1-B Certificates at a rate of One-Month LIBOR plus a predetermined margin, subject to a cap equal to the Net WAC Rate (adjusted to an Actual/360 basis), on an Actual/360 basis with 0 days delay.

·

Interest will accrue on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates at a fixed rate, subject to a cap equal to the Net WAC Rate, on a 30/360 basis with 24 days delay.

·

The Class A-1-B Certificates will be entitled to basis risk shortfalls resulting from application of the Net WAC Rate cap from amounts received in respect of the Yield Maintenance Agreement.

·

The Senior Certificates will be entitled to all principal payments on each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, until these certificates have been paid in full.

·

For any Distribution Date on or after the Step-Down Date on which a Trigger Event is not in effect, the Senior Certificates will be entitled to receive principal based on their collective target credit enhancement level.

·

Principal payments on the Class A-6 and Class A-7 Certificates (collectively, the “NAS Certificates”) for any Distribution Date will be equal to the product of (i) the NAS Lockout Percentage, (ii) the fraction, the numerator of which is equal to the balance of the NAS Certificates immediately prior to that Distribution Date and the denominator of which is equal to the sum of the balances of the Senior Certificates immediately prior to that Distribution Date and (iii) the Principal Distribution Amount or Senior Principal Distribution Amount for such Distribution Date, as applicable.

·

Realized losses allocable to the Class A Certificates, other than the Class A-7 Certificates (the “Super Senior Certificates”) will be allocated to the Class A-7 Certificates (the “Senior Support Certificates”) until the class principal amount of the Senior Support Certificates has been reduced to zero.

Mezzanine and Subordinate Certificates:

·

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the “Mezzanine Certificates”) will have a higher priority than the Class B-1, Class B-2 and Class B-3 Certificates (the “Subordinate Certificates”). In addition, each class of Mezzanine Certificates will be subordinate to each other class of Mezzanine Certificates with a lower numerical designation, and each class of Subordinate Certificates will be subordinate to each other class of Subordinate Certificates with a lower numerical designation.

·

Interest will accrue on Mezzanine and Subordinate Certificates at a fixed rate, subject to a cap equal to the Net WAC Rate, on a 30/360 basis with 24 days delay.

·

On each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, the Mezzanine and Subordinate Certificates will receive principal only in the event that the Senior Certificates have been paid in full on or prior to such date.

·

For any Distribution Date on or after the Step-Down Date on which a Trigger Event is not in effect, the Mezzanine and Subordinate Certificates will receive principal sequentially to their target credit enhancement level on the basis of their class distribution amount as calculated for the related Distribution Date.

Subordination of Class M and B Certificates

Priority of Payment

The initial enhancement percentages take into account the initial overcollateralization (“O/C”) amount of approximately [1.25 ]% of the Cut-off Date balance of the mortgage loans.

On or after the Step-Down Date (provided a Trigger Event is not in effect) the O/C amount will step-down to [2.50]% of the then current balance of the mortgage loans, subject to an O/C floor of [0.50]% of the Cut-off Date balance of the mortgage loans.

Senior Certificates(1)
[14.44%] C/E Super Senior
[7.50]% C/E Senior Support
             Class M-1

[ 5.85]% C/E

Class M-2

[ 4.75]% C/E

Class M-3

[ 4.25]% C/ E

Class M-4

[ 3.75]% C/E

Class M-5

[ 3.25]% C/E

Class M-6

[ 2.75]% C/E

Class B-1

[2.25]% C/E

Class B-2

[ 1.75]% C/E

Class B-3

[ 1.25]% C/E

Loss Allocation

Any realized losses first will be absorbed by the Class CE Certificates by a reduction of amounts otherwise payable to such Certificates, then will reduce the O/C amount, and finally will be allocated to the Subordinate, Mezzanine, and Class A-7 Certificates, in reverse order of priority of distribution.

Overcollateralization

Initial O/C Amount : [1.25 ]% of Cut-off Date balance of the mortgage loans.

Target O/C Amount : (a) on or after the Step-Down Date,

provided a Trigger Event is not in effect, [2. 50 ]% of the

current mortgage loan balance, subject to a floor of

[0.50 ]% of the mortgage loan balance as of the Cut -off

Date.

Excess Spread

Any excess spread will cover interest shortfalls and
cumulative losses before being distributed to the holders of the
Class CE Certificates.
(1) Senior Certificates share preferential right to receive
interest over the Mezzanine and Subordinate Certificates

Trigger Event

A Trigger Event is in effect with respect to any Distribution Date on or after the Step-Down Date if either (i) the percentage obtained by dividing (x) the principal balance of the mortgage loans that are 60 days or more delinquent or REO or in bankruptcy or in foreclosure as of the last day of the prior calendar month by (y) the principal balance of the mortgage loans as of the last day of the prior calendar month, is greater than [ 47.62 ]% of the senior enhancement percentage for the related Distribution Date or if (ii) the cumulative realized losses on the mortgage loans exceeds the percentage set forth in the following table:

Range of Distribution Dates

Percentage

July 2009 – June 2010

[ 0.65 ]%*

July 2010 – June 2011

[ 1.10 ]%*

July 2011 – June 2012

[ 1.50 ]%*

July 2012 and thereafter

[ 1.75 ]%

* The percentages indicated are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates. The percentage for each succeeding Distribution Date in the range increases incrementally by 1/12th of the positive difference between the percentage applicable to the first Distribution Date in that range and the first Distribution Date in the succeeding range.

Priority of Distributions

Distributions of Interest

On each Distribution Date, the Interest Remittance Amount for such Distribution Date will be distributed in the order of priority described below:

1.

To the Senior Certificates, the related Interest Distribution Amount;

2.

To the Senior Certificates, the related unpaid Interest Shortfall, if any;

3.

To the Class M-1 Certificates, the Interest Distribution Amount allocable to such certificates;

4.

To the Class M-2 Certificates, the Interest Distribution Amount allocable to such certificates;

5.

To the Class M-3 Certificates, the Interest Distribution Amount allocable to such certificates;

6.

To the Class M-4 Certificates, the Interest Distribution Amount allocable to such certificates;

7.

To the Class M-5 Certificates, the Interest Distribution Amount allocable to such certificates;

8.

To the Class M-6 Certificates, the Interest Distribution Amount allocable to such certificates;

9.

To the Class B-1 Certificates, the Interest Distribution Amount allocable to such certificates;

10.

To the Class B-2 Certificates, the Interest Distribution Amount allocable to such certificates;

11.

To the Class B-3 Certificates, the Interest Distribution Amount allocable to such certificates;

Any Interest Remittance Amounts remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow for such Distribution Date in accordance with the priorities set forth below. On any Distribution Date, any Net Interest Shortfalls for will first reduce Net Monthly Excess Cashflow and then will be allocated among the Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates in reduction of the respective Interest Distribution Amounts on a pro rata basis based on the respective Interest Distribution Amounts for such Distribution Date without giving effect to Net Interest Shortfalls.

Distributions of Principal

On each Distribution Date prior to the Step-Down Date or on which a Trigger Event is in effect, the Principal Distribution Amount for such Distribution Date will be distributed in the order of priority described below:

1.

To the Senior Certificates:

a.

First, pro rata to the NAS Certificates, an amount equal to the product of (i) the NAS Lockout Percentage, (ii) the fraction, the numerator of which is equal to the balance of the NAS Certificates immediately prior to such
Distribution Date and the denominator of which is equal to the sum of the balances of the Senior Certificates immediately prior to that Distribution Date and (iii) the Principal Distribution Amount for such Distribution Date, until the class principal amount of each such class has been reduced to zero.

b.

Second, sequentially:

i)     Pro rata to the Class A-1-A and Class A-1-B Certificates, until the class principal amount of each such class has been reduced to zero;

ii)   To the Class A-2 Certificates, until the class principal amount thereof has been reduced to zero;

iii)  To the Class A-3 Certificates, until the class principal amount thereof has been reduced to zero;

iv)   To the Class A-4 Certificates, until the class principal amount thereof has been reduced to zero;

v)    To the Class A-5 Certificates, until the class principal amount thereof has been reduced to zero;

vi)   Pro rata to the NAS Certificates, until the class principal amount of each such class has been reduced to zero.

2.

To the Class M-1 Certificates, until the class principal amount thereof has been reduced to zero;

3.

To the Class M-2 Certificates, until the class principal amount thereof has been reduced to zero;

4.

To the Class M-3 Certificates, until the class principal amount thereof has been reduced to zero;

5.

To the Class M-4 Certificates, until the class principal amount thereof has been reduced to zero;

6.

To the Class M-5 Certificates, until the class principal amount thereof has been reduced to zero;

7.

To the Class M-6 Certificates, until the class principal amount thereof has been reduced to zero;

8.

To the Class B-1 Certificates, until the class principal amount thereof has been reduced to zero; and

9.

To the Class B-2 Certificates, until the class principal amount thereof has been reduced to zero.

10.

To the Class B-3 Certificates, until the class principal amount thereof has been reduced to zero;

Any Principal Distribution Amount remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow in accordance with the priority set forth below.

On each Distribution Date on or after the Step-Down Date and on which a Trigger Event is not in effect, the Principal Distribution Amount for such Distribution Date will be distributed in the order of priority described below:

1.

To the Senior Certificates, the Senior Principal Distribution Amount for such Distribution Date:

a.

First, pro rata to the NAS Certificates, for any Distribution Date will be equal to the product of (i) the NAS Lockout
Percentage, (ii) the fraction, the numerator of which is equal to the balance of the NAS Certificates immediately prior to that Distribution Date and the denominator of which is equal to the sum of the balances of the Senior
Certificates immediately prior to that Distribution Date and (iii) the Senior Principal Distribution Amount for such
Distribution Date, until the class principal amount of each such class has been reduced to zero.

b.

Second, sequentially:

i)     Pro rata to the Class A-1-A and Class A-1-B Certificates, until the class principal amount of each such class has been reduced to zero;

ii)

To the Class A-2 Certificates, until the class principal amount thereof has been reduced to zero;

iii)

To the Class A-3 Certificates, until the class principal amount thereof has been reduced to zero;

iv)

To the Class A-4 Certificates, until the class principal amount thereof has been reduced to zero;

v)

To the Class A-5 Certificates, until the class principal amount thereof has been reduced to zero;

vi)

Pro rata to the NAS Certificates, until the class principal amount of each such class has been reduced to zero.

2.

To the Class M-1 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero;

3.

To the Class M-2 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero;

4.

To the Class M-3 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero;

5.

To the Class M-4 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero;

6.

To the Class M-5 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero;

7.

To the Class M-6 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero;

8.

To the Class B-1 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero; and

9.

To the Class B-2 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero.

10.

To the Class B-3 Certificates, the related Subordinate Class Principal Distribution Amount for such Distribution Date, until the class principal amount thereof has been reduced to zero.

Any Principal Distribution Amount remaining undistributed following these distributions will be distributed as Net Monthly Excess Cashflow in accordance with the priority set forth below.

Overcollateralization Provisions

On each Distribution Date, the Net Monthly Excess Cashflow, if any, will be applied on such Distribution Date as an accelerated payment of principal on the class or classes of Certificates then entitled to receive distributions in respect of principal, but only to the extent necessary to maintain the Overcollateralization Amount at the Overcollateralization Target Amount.

With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:

1.

To the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, payable to such holders as part of the Principal Distribution Amount in accordance with the priorities described above;

2.

To the Senior Certificates, pro rata, in an amount equal to the Unpaid Realized Loss Amount allocable to each such class;

3.

To the Class M-1 Certificates, the unpaid Interest Shortfall allocable to such class;

4.

To the Class M-1 Certificates, the Unpaid Realized Loss Amount allocable to such class;

5.

To the Class M-2 Certificates, the unpaid Interest Shortfall allocable to such class;

6.

To the Class M-2 Certificates, the Unpaid Realized Loss Amount allocable to such class;

7.

To the Class M-3 Certificates, the unpaid Interest Shortfall allocable to such class;

8.

To the Class M-3 Certificates, the Unpaid Realized Loss Amount allocable to such class;

9.

To the Class M-4 Certificates, the unpaid Interest Shortfall allocable to such class;

10.

To the Class M-4 Certificates, the Unpaid Realized Loss Amount allocable to such class;

11.

To the Class M-5 Certificates, the unpaid Interest Shortfall allocable to such class;

12.

To the Class M-5 Certificates, the Unpaid Realized Loss Amount allocable to such class;

13.

To the Class M-6 Certificates, the unpaid Interest Shortfall allocable to such class;

14.

To the Class M-6 Certificates, the Unpaid Realized Loss Amount allocable to such class;

15.

To the Class B-1 Certificates, the unpaid Interest Shortfall allocable to such class;

16.

To the Class B-1 Certificates, the Unpaid Realized Loss Amount allocable to such class;

17.

To the Class B-2 Certificates, the unpaid Interest Shortfall allocable to such class;

18.

To the Class B-2 Certificates, the Unpaid Realized Loss Amount allocable to such class;

19.

To the Class B-3 Certificates, the unpaid Interest Shortfall allocable to such class;

20.

To the Class B-3 Certificates, the Unpaid Realized Loss Amount allocable to such class;

21.

concurrently, to the holders of the Senior Certificates, pro rata, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

22.

To the Class M-1 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

23.

To the Class M-2 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

24.

To the Class M-3 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

25.

To the Class M-4 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

26.

To the Class M-5 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

27.

To the Class M-6 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

28.

To the Class B-1 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

29.

To the Class B-2 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

30.

To the Class B-3 Certificates, such class’ previously allocated and not reimbursed share of Net Interest Shortfalls, if any;

31.

To the Certificates in accordance with the priorities set forth below, any Basis Risk Shortfall Carryover Amounts for the Certificates for such Distribution Date ( in the case of the Class A-1-B Certificates after giving effect to any amounts paid under the Yield Maintenance Agreement on such Distribution Date);

32.

To the Securities Administrator, the Custodian or the Trustee in respect of any unreimbursed expenses and indemnifications owing thereto; and

33.

To the Class CE Certificates.

Yield Maintenance Agreement and Reserve Fund

The Issuing Entity will have the benefit of a Yield Maintenance Agreement, which will benefit the Class A-1-B Certificates. On each Distribution Date set forth on the Yield Maintenance Schedule, the Yield Maintenance Agreement will pay an amount equal to the product of a) the excess, if any, of LIBOR (subject to the Rate Cap Ceiling of 11.50% ) over the related Cap Strike Rate, b) the related Scheduled Notional Amount and c) a fraction, the numerator of which is the actual number of days elapsed from and including the 25th of the month prior to the month of such Distribution Date to and including the 24th of the month of such Distribution Date, and the denominator of which is 360.

Any amounts allocated to the certificateholders from the Yield Maintenance Agreement will be distributed to the Reserve Fund. On each Distribution Date, amounts on deposit in the Reserve Fund will be distributed sequentially as follows:

1.

To the Class A-1-B Certificates, the amount received in respect of the Yield Maintenance Agreement, up to the Basis Risk Shortfall Carryover Amount;

2.

to the Senior Certificates, pro rata, any applicable Unpaid Realized Loss Amounts (prior to giving effect to amounts available to be paid in respect of Unpaid Realized Loss Amounts as described above);

3.

to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable Unpaid Realized Loss Amounts (prior to giving effect to amounts available to be paid in respect of Unpaid Realized Loss Amounts as described above); and

4.

to the Class CE Certificates, any remaining amounts.

Deal Summary

Issuing Entity Offered Certificates

J.P. Morgan Alternative Loan Trust, 2006-S3

Class A-1-A, Class A-1-B, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates are the “Offered Certificates”. In addition to the Offered Certificates, the trust fund will issue a class of private classes of certificates, the Class CE Certificates.

Class A-1-A, Class A-1-B, Class A-2, Class A- Senior Certificates: 3, Class A-4, Class A-5, Class A-6, and Class A-7.
Class M-1, Class M-2, Class M-3, Class M-4, Mezzanine Certificates: Class M-5 and Class M-6.

Subordinate Certificates: Class B-1, Class B-2 and Class B-3.

LIBOR Certificates: Class A-1-B.
Lead Underwriter	J.P. Morgan Securities, Inc.
Seller	J.P. Morgan Mortgage Acquisition Corp.
Depositor	J.P. Morgan Acceptance Corporation I
Trustee	U.S. Bank National Association.
Master Servicer	[Well’s Fargo Bank, N.A.] (the “Master Servicer”)
Servicers Custodian

JPMorgan Chase Bank, National Association, Greenpoint Mortgage Company, Countrywide Servicing, and certain other servicers will act as a servicer of a portion of the mortgage loans.

JPMorgan Chase Bank, N.A.

Cut-off Date	June 1, 2006.
Settlement Date	June 29, 2006.
Optional Clean-Up Call

The Clean-Up Call option may be exercised on the first Distribution Date on which the current balance of the mortgage loans reaches 10% of its Cut-off Date balance and on each Distribution Date thereafter.

Pricing Prepayment Speed

100% “PPC” assumes a per annum rate of prepayment of 10.0% of the then outstanding principal balance of a pool of mortgage loans in the first month of the life of the mortgage loans, following which the annual prepayment rate increases by 15%/11 each month until the 12th month of the life of the mortgage loans and remains constant at 25% per annum in the 12th month of the life of the mortgage loans and in each month thereafter.

Summary of Terms

Basic Principal Distribution Amount

With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

Basis Risk Shortfall Carryover Amounts

For any Distribution Date and each class of LIBOR Certificates, an amount equal to the sum of (i) the excess of (x) the amount of interest such class of LIBOR Certificates would have accrued on such Distribution Date had its certificate interest rate for such Distribution Date been equal to the lesser of (a) One-Month LIBOR plus the applicable certificate margin and (b) 11.50% per annum, over (y) the amount of interest such class of LIBOR Certificates accrued for such Distribution Date at the Net WAC Rate (adjusted to an actual/360 basis) and (ii) the unpaid portion of any Basis Risk Shortfall Carryover Amount for such class of LIBOR Certificates from prior Distribution Dates together with interest accrued on such unpaid portion for the most recently ended accrual period at the lesser of (a) One-Month LIBOR plus the certificate margin for and such class of LIBOR Certificates for the related accrual period and (b) 11.50% per annum.

Cap Strike Rate	The rate specified in the Yield Maintenance Agreement for such Distribution Date.
Current Principal Balance	For any Distribution Date and Mortgage Loan, the stated principal balance of such Mortgage Loan as of the last day of the related due period.
Distribution Date	25th day of each month (or the next business day if the 25th is not a business day), commencing in July 2006.
Due Period

With respect to a Mortgage Loan and any Distribution Date, the period beginning on the second day of the calendar mo nth preceding the month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

Interest Distribution Amount

With respect to each class of Offered Certificates entitled to interest and any Distribution Date, the amount of interest accrued during the related accrual period at the related certificate interest rate on the related class principal amount for such Distribution Date as reduced by such class’ share of Net Interest Shortfalls.

Interest Remittance Amount

With respect to any Distribution Date, that portion of the available distribution amount for such Distribution Date attributable to interest received or advanced with respect to the mortgage loans and compensating interest paid by the Servicer with respect to the mortgage loans.

Interest Shortfall

With respect to any class of Offered Certificates entitled to interest and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such class on all prior Distribution Dates exceeds (ii) amounts distributed in respect thereof to such class on prior Distribution Dates.

Mortgage Loan	The conventional, fixed rate mortgage loans secured by first liens on the Mortgaged Properties included in the Issuing Entity as of the Closing Date.
NAS Lockout Percentage	Distribution Date NAS Shift (1) (%)
July 2006 – June 2009 0 July 2009 – June 2011 45 July 2011 – June 2012 80 July 2012 – June 2013 100 July 2013 and thereafter 300
Net Interest Shortfalls

(1) Percentage of pro rata principal distribution amount due to the NAS Certificates.

With respect to any Distribution Date, an amount equal to the sum of a) any Net Prepayment Interest Shortfalls for such Distribution Date, and b) Relief Act Reductions.

Net Monthly Excess Cashflow

For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the available distribution amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Interest Distribution Amounts for the Certificates, (B) the Interest Shortfall for the Senior Certificates and (C) the Principal Remittance Amount.

Net Prepayment Interest Shortfall

With respect to any Distribution Date, the amount by which a prepayment interest shortfall for the related prepayment period exceeds the amount that the Servicer is obligated to remit pursuant to the Pooling and Servicing Agreement to cover such shortfall.

Net WAC Rate

For any Distribution Date, the weighted average of the net mortgage rates of the Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their stated principal balances as of that date.

Overcollateralization Amount

For any Distribution Date, the amount, if any, by which (x) the aggregate Current Principal Balance of the Mortgage Loans exceeds (y) the sum of the aggregate class principal amount of the Certificates (other than the Class CE Certificates) as of such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date). Initially, the Overcollateralization Amount will be approximately [1.25]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Deficiency Amount

With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Distribution Date (after giving effect to distributions in respect of the Principal Remittance Amount on such Distribution Date).

Overcollateralization Floor	With respect to any Distribution Date, an amount equal to the product of (i) 0.50% and (ii) the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.
Overcollateralization Increase Amount	For any Distribution Date is the lesser of (x) the Net Monthly Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.
Overcollateralization Release Amount

With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (1) the Overcollateralization Amount for such Distribution Date over (2) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount

With respect to any Distribution Date (1) prior to the Step-Down Date, approximately [1.25]% of the aggregate stated principal balance of the mortgage loans as of the Cut-off Date, or (2) on or after the Step-Down Date, (A) if a Trigger Event is not in effect, the greater of (x) [2.50]% of the aggregate Current Principal Balance of the Mortgage Loans and (y) the Overcollateralization Floor, and (B) if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Principal Distribution Amount	With respect to any Distribution Date, the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Overcollateralization Increase Amount for such Distribution Date.
Principal Remittance Amount

With respect to any Distribution Date, the portion of the available distribution amount equal to the sum of (i) all scheduled payments of principal collected or advanced on the mortgage loans by the Servicer or Master Servicer that were due during the related Due Period, (ii) the principal portion of each full and partial principal prepayment made by a borrower on a Mortgage Loan during the related Prepayment Period; (iii) each other unscheduled collection, including insurance proceeds and net liquidation proceeds representing or allocable to recoveries of principal of the mortgage loans received during the related prepayment period, including any subsequent recoveries on the mortgage loans, and (iv) the principal portion of the purchase price of each mortgage loan purchased due to a defect in documentation or a material breach of a representation and warranty with respect to such mortgage loan, (v) in connection with any optional purchase of the mortgage loans, the principal portion of the purchase price, up to the principal portion of the par value and (vi) amounts paid under the Yield Maintenance Agreement to cover the Unpaid Realized Loss Amounts.

Realized Loss

With respect to a liquidated mortgage loan, the amount by which the remaining unpaid principal balance of such mortgage loan plus all accrued and unpaid interest thereon and any related expenses exceeds the amount of liquidation proceeds applied to the principal balance of that mortgage loan. With respect to a mortgage loan subject to a deficient valuation, the excess of the principal balance of such mortgage loan over the principal amount as reduced in connection with the proceedings resulting in a deficient valuation. With respect to a mortgage loan subject to a debt service reduction, the present value of all monthly debt service reductions, discounted monthly at the applicable mortgage rate.

Relief Act Reductions

The amount of interest that would otherwise have been received with respect to any Mortgage Loan which was subject to a reduction in the amount of interest collectible as a result of application of the Servicemembers Civil Relief Act or any similar state law.

Reserve Fund	The separate account for the benefit of the holders of the LIBOR Certificates for the deposit of any amounts received under the Yield Maintenance Agreement.
Scheduled Notional Amount	With respect to each class of LIBOR Certificates and any Distribution Date, the notional amount specified in the Yield Maintenance Agreement for such Distribution Date.
Step-Down Date

The earlier to occur of (1) the Distribution Date on which the aggregate class principal amount of the Senior Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring July 2009 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [15.00]% (as calculated prior to the distribution of Principal Distribution Amount on the Mezzanine and Subordinate Certificates).

Senior Principal Distribution Amount

For any applicable Distribution Date, an amount equal to the excess of (x) the aggregate class principal amount of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 85.00% and (2) the aggregate Current Principal Balance of the Mortgage Loans and (B) the aggregate Current Principal Balance of the Mortgage Loans minus the Overcollateralization Floor.

Structuring Assumptions

The following assumptions, unless otherwise specified: (i) scheduled payments on all Mortgage Loans are received on the first day of each month beginning July 1, 2006, (ii) any principal prepayments on the Mortgage Loans are received on the last day of each month beginning in June 2006 and include 30 days of interest thereon, (iii) there are no defaults or delinquencies on the Mortgage Loans, (iv) optional termination of the Trust Fund does not occur, (v) prepayments are computed after giving effect to scheduled payments received on the following day, (vi) the Mortgage Loans prepay at the indicated constant percentages of PPC, (vii) the date of issuance for the Certificates is June [29], 2006, (viii) cash distributions are received by the Certificateholders on the 25th day of each month, (ix) there are no Net Interest Shortfalls on any Distribution Date and (x) LIBOR is constant at [5.111]%.

Subordinate Class Principal Distribution Amount

With respect to any class of Subordinate Certificates or Mezzanine Certificates and Distribution Date, an amount equal to the excess of (x) the sum of (1) the class principal amount of such class of Certificates immediately prior to such Distribution Date the and (2) the aggregate class principal amount of all classes of Certificates senior in right of payment to such class (after taking into account the payment of the related Senior Principal Distribution Amount and Subordinate Class Principal Distribution Amount, as applicable, on such Distribution Date) over (y) the lesser of (A) the product of (1) 100% minus the related Targeted C/E Percentage and (2) the aggregate Current Principal Balance of the Mortgage Loans and (B) the aggregate Current Principal Balance of the Mortgage Loans minus the Overcollateralization Floor.

Targeted C/E Percentage	For each Class of Certificates, the percentage as set forth in the table on page [2].
Unpaid Realized Loss Amount

For any class of Senior, Mezzanine or Subordinate Certificates, the portion of the aggregate allocated Realized Loss amount previously allocated to that class remaining unpaid from prior Distribution Dates.

Yield Maintenance Agreement	The yield maintenance agreement documented pursuant to an ISDA Master Agreement (Multicurrency-Cross Border), together each with a schedule and a confirmation.

Sensitivity Analysis Weighted Average Lives and Principal

Payment Windows at Various Prepayment Speeds (to Call)(1)

	25% PPC		50% PPC
Class	Est. WAL (years)	Pm t. Window	Est. WAL (years)	Pmt. Window
A-1-A / B	3.25	Jul06-Oct13	1.73	Jul06-Jan10
A-2	10.89	Oct13-Jul20	4.51	Jan10-Mar12
A-3	16.94	Jul20-Jul26	8.65	Mar12- Jul18
A-4	22.30	Jul26-Sep29	14.44	Jul18-Dec21
A-5	23.24	Sep29-Sep29	15.49	Dec21-Dec21
A-6	9.52	Jul09-Sep29	7.85	Jul09-Dec21
A-7	9.52	Jul09-Sep29	7.85	Jul09-Dec21
M-1	16.98	Dec15-Sep29	10.40	Aug11-Dec21
M-2	16.98	Dec15-Sep29	10.40	Aug11-Dec21
M-3	16.98	Dec15-Sep29	10.40	Aug11-Dec21
M-4	16.98	Dec15-Sep29	10.40	Aug11-Dec21
M-5	16.98	Dec15-Sep29	10.40	Aug11-Dec21
M-6	16.98	Dec15-Sep29	10.40	Aug11-Dec21
B-1	16.95	Dec15-Sep29	10.37	Aug11-Dec21
B-2	16.68	Dec15-Feb29	10.09	Aug11-Apr21
B-3	16.10	Dec15-Jul27	9.58	Aug11-Oct19

	75% PPC		100% PPC		125% PPC
Class	Est. WAL (years)	Pmt. Window	Est. WAL (years)	Pmt. Window	Est. WAL (years)	Pmt. Window
A-1-A / B	1.22	Jul06-Nov08	0.95	Jul06-Apr08	0.79	Jul06-Dec07
A-2	2.93	Nov08-Jan10	2.20	Apr08-Feb09	1.77	Dec07-Jul08
A-3	4.57	Jan10-Apr12	3.20	Feb09-Jun10	2.45	Jul08-Apr09
A-4	8.93	Apr12-Mar17	5.00	Jun10-Apr13	3.52	Apr09-Nov10
A-5	10.74	Mar17-Mar17	7.93	Apr13-Jun14	5.12	Nov10-Sep12
A-6	7.02	Jul09-Mar17	6.37	Jul09-Jun14	5.52	Sep09-Sep12
A-7	7.02	Jul09-Mar17	6.37	Jul09-Jun14	5.52	Sep09-Sep12
M-1	7.11	Dec09-Mar17	5.32	Jul09-Jun14	4.38	Aug09-Sep12
M-2	7.11	Dec09-Mar17	5.32	Jul09-Jun14	4.35	Aug09-Sep12
M-3	7.11	Dec09-Mar17	5.32	Jul09-Jun14	4.35	Aug09-Sep12
M-4	7.11	Dec09-Mar17	5.32	Jul09-Jun14	4.35	Aug09-Sep12
M-5	7.11	Dec09-Mar17	5.32	Jul09-Jun14	4.35	Jul09-Sep12
M-6	7.11	Dec09-Mar17	5.32	Jul09-Jun14	4.33	Jul09-Sep12
B-1	7.09	Dec09-Mar17	5.31	Jul09-Jun14	4.32	Jul09-Sep12
B-2	6.89	Dec09-Oct16	5.16	Jul09- Feb14	4.20	Jul09-Jun12
B-3	6.51	Dec09-Aug15	4.87	Jul09-Apr13	3.98	Jul09-Oct11

	150% PPC		175% PPC		200% PPC
Class	Est. WAL (years)	Pmt. Window	Est. WAL (years)	Pmt. Window	Est. WAL (years)	Pmt. Window
A-1-A / B	0.67	Jul06-Sep07	0.59	Jul06-Jul07	0.53	Jul06-Jun07
A-2	1.48	Sep07-Mar08	1.27	Jul07-Dec07	1.12	Jun07-Oct07
A-3	2.02	Mar08-Oct08	1.71	Dec07-Jun08	1.48	Oct07-Feb08
A-4	2.62	Oct08-May09	2.21	Jun08-Dec08	1.90	Feb08-Aug08
A-5	3.50	May09-Jul10	2.61	Dec08-Mar09	2.23	Aug08-Oct08
A-6	4.70	Nov09-Jul11	3.85	Mar09-Sep10	3.07	Oct08-Jan10
A-7	4.70	Nov09-Jul11	3.85	Mar09-Sep10	3.07	Oct08-Jan10
M-1	3.88	Oct09-Jul11	3.66	Nov09-Sep10	3.57	Jan10-Jan10
M-2	3.83	Sep09-Jul11	3.59	Oct09-Sep10	3.52	Nov09-Jan10
M-3	3.83	Sep09-Jul11	3.56	Oct09-Sep10	3.44	Nov09-Jan10
M-4	3.80	Aug09-Jul11	3.51	Sep09-Sep10	3.41	Oct09-Jan10
M-5	3.79	Aug09-Jul11	3.51	Sep09-Sep10	3.38	Oct09-Jan10
M-6	3.79	Aug09-Jul11	3.49	Aug09-Sep10	3.33	Sep09-Jan10
B-1	3.78	Aug09-Jul11	3.45	Aug09-Sep10	3.31	Sep09-Jan10
B-2	3.65	Jul09-May11	3.37	Aug09-Jul10	3.19	Aug09-Nov09
B-3	3.47	Jul09- Oct10	3.19	Jul09-Feb10	3.14	Jul09-Aug09

(1)Based on the Structuring Assumptions.

Class A-1-B Available Funds Cap(1)(2)

Distribution	25%	50%	75%	100%
Date	PPC	PPC	PPC	PPC
25-Jul-06	5.171	5.171	5.171	5.171
25-Aug-06	11.50	11.50	11.50	11.50
25-Sep-06	11.50	11.50	11.50	11.50
25-Oct-06	11.50	11.50	11.50	11.50
25-Nov-06	11.50	11.50	11.50	11.50
25-Dec-06	11.50	11.50	11.50	11.50
25-Jan-07	11.50	11.50	11.50	11.50
25-Feb-07	11.50	11.50	11.50	11.50
25-Mar-07	11.50	11.50	11.50	11.50
25-Apr-07	11.50	11.50	11.50	11.50
25-May-07	11.50	11.50	11.50	11.50
25-Jun-07	11.50	11.50	11.50	11.50
25-Jul-07	11.50	11.50	11.50	11.50
25-Aug-07	11.50	11.50	11.50	11.50
25-Sep-07	11.50	11.50	11.50	11.50
25-Oct-07	11.50	11.50	11.50	11.50
25-Nov-07	11.50	11.50	11.50	11.50
25-Dec-07	11.50	11.50	11.50	11.50
25-Jan-08	11.50	11.50	11.50	11.50
25-Feb-08	11.50	11.50	11.50	11.50
25-Mar-08	11.50	11.50	11.50	11.50
25-Apr-08	11.50	11.50	11.50	11.50
25-May-08	11.50	11.50	11.50
25-Jun-08	11.50	11.50	11.50
25-Jul-08	11.50	11.50	11.50
25-Aug-08	11.50	11.50	11.50
25-Sep-08	11.50	11.50	11.50
25-Oct-08	11.50	11.50	11.50
25-Nov-08	11.50	11.50	11.50
25-Dec-08	11.50	11.50

Distribution	25%	50% 75% 100%
Date	PPC	PPC PPC PPC
25-Jan-09	11.50	11.50
25-Feb-09	11.50	11.50
25-Mar-09	11.50	11.50
25-Apr-09	11.50	11.50
25-May-09	11.50	11.50
25-Jun-09	11.50	11.50
25-Jul-09	11.50	11.50
25-Aug-09	11.50	11.50
25-Sep-09	11.50	11.50
25-Oct-09	11.50	11.50
25-Nov-09	11.50	11.50
25-Dec-09	11.50	11.50
25-Jan-10	11.50	11.50
25-Feb-10	11.50
25-Mar-10	11.50
25-Apr-10	11.50
25-May-10	11.50
25-Jun-10	11.50
25-Jul-10	11.50
25-Aug-10	11.50
25-Sep-10	11.50
25-Oct-10	11.50
25-Nov-10	11.50
25-Dec-10	11.50
25-Jan-11	11.50
25-Feb-11	11.50
25-Mar-11	11.50
25-Apr-11	11.50
25-May-11	11.50
25-Jun-11	11.50

Distribution	25% 50% 75% 100%
Date	PPC PPC PPC PPC
25-Jul-11	11.50
25-Aug-11	11.50
25-Sep-11	11.50
25-Oct-11	11.50
25-Nov-11	11.50
25-Dec-11	11.50
25-Jan-12	11.50
25-Feb-12	11.50
25-Mar-12	11.50
25-Apr-12	11.50
25-May-12	11.50
25-Jun-12	11.50
25-Jul-12	11.50
25-Aug-12	11.50
25-Sep-12	11.50
25-Oct-12	11.50
25-Nov-12	11.50
25-Dec-12	11.50
25-Jan-13	11.50
25-Feb-13	11.50
25-Mar-13	11.50
25-Apr-13	11.50
25-May-13	11.50
25-Jun-13	11.50
25-Jul-13	11.50
25-Aug-13	11.50
25-Sep-13	11.50
25-Oct-13	11.50

1.

Available Funds Cap equals a) the interest paid out to the Class A-1-B Certificates divided by b) the Class A-1-B balance adjusted for actual days.

2.

Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and c) 1-month LIBOR i s 20.00%.

Yield Maintenance Agreement Schedule- Class A-1-B(3)

Distribution	Scheduled Notional	Cap Strike	Rate Cap
Date	Amount ($)	Rate (%)(1)	Ceiling (%)
25-Aug-06	129,594,168.59	6.694	11.500
25-Sep-06	124,980,940.43	6.694	11.500
25-Oct-06	119,958,781.50	6.919	11.500
25-Nov-06	114,539,282.37	6.693	11.500
25-Dec-06	108,735,554.62	6.918	11.500
25-Jan-07	102,562,191.34	6.693	11.500
25-Feb-07	96,035,218.06	6.693	11.500
25-Mar-07	89,172,211.74	7.417	11.500
25-Apr-07	81,991,867.65	6.693	11.500
25-May-07	74,583,186.08	6.918	11.500
25-Jun-07	67,147,468.25	6.693	11.500
25-Jul-07	59,891,223.54	6.918	11.500
25-Aug-07	52,810,140.76	6.693	11.500
25-Sep-07	45,900,011.93	6.693	11.500
25-Oct-07	39,156,729.80	6.918	11.500
25-Nov-07	32,576,285.44	6.693	11.500
25-Dec-07	26,154,765.92	6.919	11.500
25-Jan-08	19,888,351.97	6.694	11.500
25-Feb-08	13,773,315.80	6.694	11.500
25-Mar-08	7,806,018.86	7.159	11.500
25-Apr-08	1,982,909.75	6.694	11.500

3.      The strike rate is calculated by subtracting the margin of the Class A-1-B bond from the Net WAC of the underlying collateral using a prepayment assumption of 100 PPC.

Excess Interest (1) (2)

Distribution Period	Excess Interest (1)(2)
25-Jul-06	1.51%
25-Aug-06	1.21%
25-Sep-06	1.21%
25-Oct-06	1.23%
25-Nov-06	1.19%
25-Dec-06	1.22%
25-Jan-07	1.18%
25-Feb-07	1.17%
25-Mar-07	1.24%
25-Apr-07	1.16%
25-May-07	1.17%
25-Jun-07	1.14%
25-Jul-07	1.15%
25-Aug-07	1.12%
25-Sep-07	1.11%
25-Oct-07	1.11%
25-Nov-07	1.08%
25-Dec-07	1.08%
25-Jan-08	1.06%
25-Feb-08	1.05%
25-Mar-08	1.04%
25-Apr-08	1.02%
25-May-08	1.01%
25-Jun-08	1.01%
25-Jul-08	1.01%
25-Aug-08	1.00%
25-Sep-08	1.00%
25-Oct-08	0.99%
25-Nov-08	0.99%
25-Dec-08	0.98%
25-Jan-09	0.98%

Distribution Period	Excess Interest (1)(2)
25-Feb-09	0.97%
25-Mar-09	0.97%
25-Apr-09	0.97%
25-May-09	0.97%
25-Jun-09	0.97%
25-Jul-09	0.97%
25-Aug-09	0.95%
25-Sep-09	0.94%
25-Oct-09	0.94%
25-Nov-09	0.94%
25-Dec-09	0.93%
25-Jan-10	0.93%
25-Feb-10	0.92%
25-Mar-10	0.92%
25-Apr-10	0.91%
25-May-10	0.91%
25-Jun-10	0.90%
25-Jul-10	0.90%
25-Aug-10	0.90%
25-Sep-10	0.90%
25-Oct-10	0.90%
25-Nov-10	0.90%
25-Dec-10	0.90%
25-Jan-11	0.90%
25-Feb-11	0.90%
25-Mar-11	0.90%
25-Apr-11	0.90%
25-May-11	0.90%
25-Jun-11	0.90%
25-Jul-11	0.90%
25-Aug-11	0.90%

Distribution Period	Excess Interest (1)(2)
25-Sep-11	0.90%
25-Oct-11	0.90%
25-Nov-11	0.90%
25-Dec-11	0.90%
25-Jan-12	0.90%
25-Feb-12	0.90%
25-Mar-12	0.90%
25-Apr-12	0.91%
25-May-12	0.91%
25-Jun-12	0.92%
25-Jul-12	0.92%
25-Aug-12	0.92%
25-Sep-12	0.93%
25-Oct-12	0.93%
25-Nov-12	0.94%
25-Dec-12	0.94%
25-Jan-13	0.95%
25-Feb-13	0.95%
25-Mar-13	0.96%
25-Apr-13	0.97%
25-May-13	0.97%
25-Jun-13	0.98%
25-Jul-13	0.99%
25-Aug-13	0.99%
25-Sep-13	1.00%
25-Oct-13	1.00%
25-Nov-13	1.01%
25-Dec-13	1.02%
25-Jan-14	1.02%
25-Feb-14	1.03%
25-Mar-14	1.04%

1.     Based on the following assumptions: a) the Structuring Assumptions, b) the 10% cleanup call is exercised at the earliest possible date, and

c) the mortgage loans prepay at a speed of 100% PPC

2.     Excess Interest for any Distribution Date is equal to (x) the product of (a) 12 and (b) interest remaining after payment of current interest, divided by

(B) the principal balance of the Certificates prior to any distributions of principal on such Distribution Date.